

LIVE X LIVE

Investor Presentation

MARCH 2021

SAFE HARBOR

The information in this presentation is provided to you by LiveXLive Media, Inc. (the “Company”) solely for informational purposes and is not an offer to buy or sell, or a solicitation of an offer to buy or sell, any security or instrument of the Company, or to participate in any investment activity or trading strategy, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment in the United States or anywhere else.

By viewing or participating in this presentation, you acknowledge and agree that (i) the information contained in this presentation is intended for the recipient of this information only and shall not be disclosed, reproduced or distributed in any way to anyone else, (ii) no part of this presentation or any other materials provided in connection herewith may be copied, retained, taken away, reproduced or redistributed following this presentation, and (iii) all participants must return all materials provided in connection herewith to the Company at the completion of the presentation. By viewing, accessing or participating in this presentation, you agree to be bound by the foregoing limitations.

No representations, warranties or undertakings, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information, sources or opinions presented or contained in this presentation, or in the case of projections contained herein, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investors will pursue his, her or its own independent investigation. The statistical and industry data included herein was obtained from various sources, including certain third parties, and has not been independently verified. By viewing or accessing the information contained in this presentation, the recipient hereby acknowledges and agrees that neither the Company nor any representatives of the Company accepts any responsibility for or makes any representation or warranty, express or implied, with respect to the truth, accuracy, fairness, completeness or reasonableness of the information contained in, and omissions from, these materials and that neither the Company nor any of its affiliates, employees, officers, directors, advisers, placement agents or representatives accepts any liability whatsoever for any loss howsoever arising from any information presented or contained in these materials.

This presentation contains forward-looking statements, including descriptions about the intent, belief or current expectations of the Company and its management about future performance and results. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. These factors include risks and uncertainties as to the Company identifying, acquiring, securing and developing content; the Company’s reliance on one key customer for a substantial percentage of its revenue; the Company’s ability closing any such proposed transactions, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing any proposed acquisition will not occur; ability to attract, maintain and increase the number of the Company’s users and paid subscribers, successfully implementing the Company’s growth strategy, including relating to its technology platform and applications, management’s relationships with industry stakeholders, the effects of the global Covid-19 pandemic, changes in economic conditions, competition and other risks including, but not limited to, those described in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on June 26, 2020, Quarterly Report on Form 10-Q, filed with the SEC on or about February 16, 2021, and other filings and submissions with the SEC. These forward-looking statements speak only as of the date set forth below and the Company disclaims any obligations to update these statements except as may be required by law. Neither the Company nor any of its affiliates, advisors, placement agents or representatives has any obligation to, nor do any of them undertake to, revise or update the forward-looking statements contained in this presentation to reflect future events or circumstances.

This presentation speaks as of March 2, 2021. The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed. Neither the delivery of this presentation nor any further discussion of the Company or any of its affiliates, shareholders, officers, directors, employees, agents or advisors with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date.

LiveXLive Media, Inc. (NASDAQ: LIVX) is a leading global first all-in-one streaming artist platform that brings LIVE to millions of fans everyday! We're delivering premium live streams from the world's top festivals and concerts, expertly curated streaming radio stations, podcasts, and original video and audio content connecting artists to their fans 24/7.

We believe music unifies the world, and it's our mission to bring music and entertainment to as many people as possible around the globe.

LiveXLive owns Slacker Radio, PodcastOne, CPS, and React Presents.

LISTEN, WATCH, ATTEND, ENGAGE AND TRANSACT

LIVE X LIVE

Slacker RADIO

podcastone

react presents

Custom Personalization Solutions

Investment Rationale

1. A leading all-in-one streaming artist platform
2. Recurring subscription revenue complemented by diversifying revenue streams
3. Multiple monetization paths and levers to drive long-term, sustainable growth
4. Exclusive partnerships with content creators and growing library of original content
5. Well-positioned to gain share in large addressable markets and benefit from trend towards live streaming
6. Global network of distribution and channel partners
7. World-class management team aligned with shareholders' interests
8. Experienced board and advisors with industry expertise

LIVEXLIVE

LiveXLive creates a valuable connection between bands, fans and brands by building long-term franchises in audio, video, podcasting, pay-per-view (PPV), livestreaming, and specialty merchandise.

- Distribution via the LiveXLive app, available on iOS, Android, Roku, Apple TV, and Amazon Fire, and through OTT, Samsung TV, STIRR, Sling, XUMO, among other platforms.
- Currently, nearly all new Tesla electric vehicles sold in the U.S. comes with a paid one-year subscription to LiveXLive and its Slacker Radio streaming app.
- The revenue model includes multiple monetization avenues including subscription, advertising, sponsorship, merchandise sales, licensing, and ticketing.
- LiveXLive's integrated business model allows for the same content to be monetized many different times and in many different ways.
- In CY 2020, LiveXLive livestreamed 140 events featuring 1,800 artists generating content which has been viewed over 120 million times.
- Over 1,000,000 paid subscribers on the LiveXLive platform as of December 31, 2020*

** See the Company's 10-Q for QE 12/31/20*

LiveXLive's Model Addresses Five Large Market Verticals

- Over 300 million paid music subscribers globally today – estimated to grow to 1.2 billion by 2030*
- 74% of concert fans said they will continue to watch livestreaming events even after physical events resume*
- 37% (104 million) listen to podcasts at least every month

MUSIC SUBSCRIPTIONS



2021
3.8 Billion
1.6 Billion
2014

Over 3.8 billion Smartphone Users Projected Globally by this year

LIVE EVENTS



30M+ People Attend at Least One Music Festival in the US Annually
52% of US Attended a Live Music Event in 2018

LIVESTREAM

NETFLIX

Music

Spotify

Subscribers:

- Netflix: 182M
- Spotify: 144M
- Apple Music: 72M
- Disney Plus: 74M

MERCHANDISE



Users Watch Live Video 3x Longer and Comment 10x More than Recorded Footage

PODCAST



2021, spending will jump nearly 45% to $1.13 billion. As podcast listenership has soared in recent years, ad dollars will continue to follow suit.

Source: IFPI, BBC, Billboard, eMarketer, Facebook Live, Forbes, The Verge, Statista, Nielsen, Goldman Sachs

Unique Flywheel Business Model

Unique Flywheel…


Live Events Drive Subscriber Growth
Increase Subscribers & Incremental ARPU
LIVE X LIVE
Operating Philosophy
Drive Margin Expansion
Sponsorship, Advertising, PPV, Distribution

…Drives Attractive Topline Growth*


$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
CAGR: 93%
$7.2M
$33.7M
$38.7M
$69.5M*
$100.0M**
Fiscal Mar 2018
Fiscal Mar 2019
Fiscal Mar 2020
Fiscal Mar 2021
Fiscal Mar 2022

* Fiscal Mar 2021 revenue guidance ($64M - $69.5M)
** Fiscal Mar 2022 revenue guidance ($90M - $100M) – assumes no revenue from live events given COVID-19 restrictions

LiveXLive's Slacker Radio, is a subscription music streaming service offering a deep catalogue of over 20 million songs and 500 expertly crafted stations, podcasts from PodcastOne, livestreamed video and on-demand programming, and livestreamed festivals, concerts and pay-per-view (PPV) events.

- Slacker Radio/LiveXLive's paid subscribers now exceed one million.*
- Slacker has had over 2 billion audio listens in CY 2020 and 63 billion since inception.
- Slacker Radio is the default music app in all new Tesla EVs with the connectivity package and is also available in over 77 other automobiles as well as CarPlay.
- Slacker is ranked as the best quality music app and "Editor's Choice" by PC Magazine, outpacing better known brands such as Spotify and SiriusXM.
- Slacker Radio blends a team of forward-thinking music curators and content programmers with cutting edge analytics which provide a seamless music discovery.
- Estimated music subscription TAM currently at over 300 million paid music subscribers globally - estimated to grow to 1.2 billion by 2030**
  - LiveXLive's targeted goal is to have 10 million paid subscribers (.0008% of 2030 estimated TAM)

** See the Company's 10-Q for QE 12/31/20*
*** Goldman Sachs*

LIVE X LIVE


ONE WORLD
TOGETHER AT HOME
MUSIC LIVES ON
PITBULL
LIVE & TIMELESS
OCTOBER 10, 2020
Trey Songz
VALENTINE'S DAY
LIVESTREAM PERFORMANCE 8PM ET | 5PM PT
TICKETS ON SALE NOW
STREAM ON LIVEXLIVE

- LiveXLive is the world's leading premium streaming platform delivering premium live streams from the world's top artists, festivals and concerts, and original artists' video and audio content.
- LiveXLive produces more livestreams of festivals, concerts, and benefit concerts, than any other media brand. Music Lives LiveXLive's premier music festival with over 5 billion views for #musiclives on TikTok.
- LiveXLive's livestream Pay-Per-View (PPV) platform allows artists to perform digital PPV concert(s) with innovative digital features, like virtual meet & greets, behind the scenes access, and real-time unique and collectible merch offerings.
- LiveXLive franchises -- "Music Lives" -- a 48-hour non-stop livestreamed music festival; "Music Lives ON" -- a weekly Friday night livestream concert; "LiveZone", a weekly music and celebrity news show; docu-reality series "Artist DNA"; and "LiveXLive Presents," LiveXLive's first original music performance show
- In CY 2020, LiveXLive livestreamed 140 events featuring 1,800 artists generating content which has been viewed over 120 million times with over 2 billion audio listens.
- LiveXLive can produce premium live events for approx. $20K/hr., compared to current industry comps at approx. $500K/hr.

LiveXLive's 24-hour linear OTT streaming channel reaches 300 million+ households

Samsung SMART TV XUMO sling fire tv Roku tv

podcastone



FROM NEGATIVE TO POSITIVE with PITBULL
COLD CASE FILES
A&E
OFF THE VINE WITH KAITLYN BRISTOWE
TOO TIRED TO BE Crazy
with VIOLET BENSON
JORDAN HARBINGER SHOW
THE MICHAEL IRVIN PODCAST
the DR. GUNDRY Podcast
The Adam Carolla Show.
LADYGANG
The ADAM & DR. DREW Show
GALS ON THE GO
HEATHER DUBROW'S WORLD
THE MODERN DRUMMER PODCAST
THE RICH EISEN SHOW
Showmance THE GLEE RECAP EDITION
A ROSS TUCKER MEDIA PODCAST
FANTASY FEAST PODCAST
22 HOURS: AN AMERICAN NIGHTMARE
wtop
GOLDRUSH
THE SPEIDI PODCAST
MAMA SAID
LADYGANG
THE DR. DREW PODCAST
All Balls All Sports
court junkie
podcastone

- LiveXLive's completed the acquisition of PodcastOne in July 2020
- PodcastOne recorded gross revenue of $27.5 million in CY 2019.
- Star exclusive PodcastOne podcasters include Adam Carolla, Pitbull, Brett Favre, "Stone Cold" Steve Austin, Michael Irving, Lady Gang, and Mike Tyson. Networks include Sports Network, Woman of Podcasting, etc
- PodcastOne now has over 235 shows and produces over 350 podcast episodes per week.
- In CY 2020, over 2 billion podcast downloads.
- LadyGang podcast recently reached over 100 million downloads.
- Total social media reach across the exclusive talent roster of PodcastOne now exceeds 240 million.
- Recently created the new Vodcast Network, featuring videos video podcasts from new and existing podcasters.
- PodcastOne's founder and Chairman, Norman Patiz, founded and built Westwood One into the largest radio network in the U.S.

Source: Goldman Sachs

Podcast Statistics

- 37% (104 Million) Listen To Podcasts At Least Every Month
- 24% (68 Million) Listen To Podcasts Weekly
- 41% Of Monthly Podcast Listeners Have Household Income Over $75k
- Podcast Listeners Subscribe To An Average Of 6 Shows
- Podcast Listeners Listen To An Average Of 7 Different Shows Per Week
- 93% Listen To All Or Most Of Each Episode
- 81% Of Podcast Listeners Pay Attention To Podcast Ads
- 60% Of Podcast Listeners Have Bought Something From A Podcast Ad

Source: 2021 PodcastHosting.org



Custom Personalization Solutions

- LiveXLive completed the acquisition of Custom Personalized Solutions ("CPS") in December 2020 which included approximately $5.2 million in estimated working capital and is debt free.
- For CY 2020, which includes the period prior to our acquisition, CPS generated approximately $20M in revenue and $1M of EBITDA.
- LiveXLive intends to partner with artists and stars from the music, podcast and entertainment industry who have massive social media and marketing reach, to create, manufacture and distribute unique and limited-edition personalized clothing, jewelry, toys as well as virtual goods
- Direct to Consumer (D2C) commerce platform; monetization for both LiveXLive and the artist
- CPS further diversifies LiveXLive's business model into the global licensed merch market, expected to reach $400 billion by 2023.

react presents


COVID-19 MONEY BACK GUARANTEE
SPRING AWAKENING
EXCURSIONS
CANCUN AWAKENING
APRIL 28 - MAY 2, 2021 • CANCUN, MEXICO
THURSDAY
ZEDS DEAD
LIQUID STRANGER
LUCII
FRIDAY
CLAUDE VONSTROKE
GIOLI & ASSIA
GENE FARRIS
OFFAIAH
SATURDAY
DILLON FRANCIS
DREZO
ALPHABETICAL ORDER
AFTERLIFE · ARVI MALA & ALEX KISELOV · BIRTHDAYY PARTYY
DAVID SATTVA · DOGMA · HALEIGH HAUS · JOHN JOSHUA · MASS APPEAL
MASTERIA · MEMO ARVAYO · PORN AND CHICKEN
REDUX · SLATER HOGAN · WITH LOVE
5 DAYS OF ALL-INCLUSIVE FOOD & DRINKS, BOAT PARTIES,
POOL PARTIES, AND EXCURSIONS AROUND MEXICO

- LiveXLive's React Presents is a full-service club, concert, and festival promotion company that produces 300+ club / theater events annually across the Midwest & produces world-class festivals such as Spring Awakening Music Festival & Mamby on the Beach
- React Presents team is fully integrated into the LiveXLive ecosystem including talent booking & marketing of LiveXLive content.
- Launched React curated playlists on LiveXLive in 2020.
- "Spring Awakening Excursions" series "Cancun Awakening" taking place April 28 – May 2, 2021, Boutique destination vacation package with world class artists in an intimate setting.
- Pre COVID-19, which includes the period prior to our acquisition, React Presents recorded gross revenue of approximately $15 million in 2019.
- 79% of fans expect to return to live music within 4 months of COVID-19 restrictions lifting.
- 85% of all Ticketmaster tickets were held for postponed events rather than asking for refunds.

A Growing Library of Original Content


10:02
PODCASTS
FEATURED VODCASTS
FROM NEGATIVE TO POSITIVE
PODCAST WITH PITBULL
From Negative To Positive With Pi...
Going Deep with Mr. Worldwide
Arts
THE STACKS
LADYGANG
GEFFEN PLAYHOUSE UNSCRIPTED
Comedy
The Adam and Dr. Drew Show
Health &
2:56
MUSIC LIVES ON
Music Lives On
Schedule
Related Sta
Elohim
8:00 PM EST
DJ Diamond

Increased Sponsorship & Advertising

- LiveXLive has increased sales professionals over the past year from 3 to 15.
- LiveXLive offers brands and advertisers the hard-to-reach younger demographic and offers relatively longer listener dwell time.
- Integrated sponsorship programs provide brands with artist access, original music and entertainment and distribution throughout the LiveXLive platform to reach.
- New & expanded sponsorship deals now include Pepsi, McDonald's, KFC, Hyundai, Corona, Porsche, Chipotle, State Farm, Netsuite, Kia, White Claw, Mike's Hard Lemonade, and Mentos Pure Fresh Gum – and through LiveXLive's multi-year livestream partnership with iHeartRadio - Progressive Insurance, Capital One, Ally Financial, Goya, Country Crock, St. Jude and OGX.

Financial Highlights

LIVEXLIVE MEDIA, INC. REVENUE
(FY ends March 31th)

2018 - $7.2M

2019 - $33.7M

2020 - $38.7M

2021 - $64 - $69.5M*

2022 - $90 - $100M (assumes no revenue from live events given COVID-19 restrictions)**

- LiveXLive recently reported its 11th consecutive quarter of record revenue, a 96.9% YOY increase to a record $19.1 million in Q3 Fiscal 2021 ended Dec. 31, 2020
- Revenue stream diversified in Q3 Fiscal 2021 comprised of 44% Subscription and 56% Advertising, Merchandising and PPV Ticketing compared to 94% Subscription and 6% Advertising in Q3 Fiscal 2020
- As compared to Fiscal 2020, Shareholder Equity increased by $23.5 million, Working Capital increased by $23.5 million, and Cash increased by $5.2 million to $17.6 million
- Company raised FY Fiscal 2021 revenue guidance to $64 - $69.5 million
- Common Shares outstanding as of Feb. 9, 2021: 75.4 million
- Analyst Coverage: JMP, DA Davidson, Roth, Ladenburg, H.C. Wainwright, Spartan, and Alliance Capital

* *Based on full-year fiscal 2021 guidance*
** *Based on full-year fiscal 2022 guidance*

World-Class Management Team

ROBERT ELLIN
CHAIRMAN & CEO

Over 30 years of investment and turnaround experience, deep relationships in media and entertainment, prior public company experience as Executive Chairman of Mandalay Digital

DERMOT MCCORMACK
PRESIDENT

Renowned music industry executive, with expertise from content development to technology, growth strategies and monetization.

MICHAEL QUARTIERI
EVP, CFO

Former CFO at Scientific Games (Nasdaq: SGMS) and SVP, CAO at Las Vegas Sands (NYSE: LVS). Recognized in 2020 by Institutional Investor as the #1 Chief Financial Officer in Gaming and Lodging

NORMAN PATTIZ
EXECUTIVE CHAIRMAN
PODCASTONE

Over 50 years deep experience in radio, original programming and podcasts, and former founder of Westwood One, the largest radio network in the U.S.

MIKE BEBEL
SENIOR EXECUTIVE VP

Music industry veteran & digital music service entrepreneur with more than 20 years of global operating experience

JACKIE STONE
CMO

Top 50 Marketer with over 27 years of global expertise across brand building, growth, acquisition and loyalty.

DAVID SCHULHOF
PRESIDENT LIVEXLIVE MUSIC PUBLISHING.

Executive with more than 20 years of experience in the music, digital media & private equity sectors

GARRETT ENGLISH
CHIEF CREATIVE OFFICER

Deep experience in music content, news and live production and programming, including producing the VMAs and launching MTV internationally in Japan, Africa and Russia

JASON MILLER
GLOBAL HEAD OF SALES

National brand advertising developer who has integrated solutions across audio, video, digital, social, mobile, & event platforms

ROE WILLIAMS
GLOBAL HEAD OF TALENT AND ARTIST PARTNERSHIPS

Previously orchestrated deals with Adidas, Grey Goose, Tosy, Office Max, Unilever, and General Mills

JERRY GOLD
DIRECTOR & CSO

Music & entertainment executive for the past 37 years, including serving as the Executive VP & CFO of Warner Music Group for nearly a decade

Distinguished Board of Directors & Advisors with Industry Experience

Distinguished & Experienced Board of Directors

Ramin Arani
Independent Director

Former lead manager of Fidelity's Puritan Fund and current Board member of Vice Media, Ellen Digital and Opportunity Network

Patrick Wachsberger
Independent Director

Founder and CEO of Picture Perfect Entertainment and former Chairman of Lionsgate Films

Kenneth Solomon
Independent Director

Chairman and CEO of The Tennis Channel, partner at Arcadia Investment Partners and Chairman of Ovation TV

Craig Foster
Independent Director

Former Chief Financial Officer and Chief Accounting Officer of Amobee, Inc.

Jay Krigsman
Independent Director

Executive Vice President and Asset Manager of The Krausz Companies

Bridget Baker
Independent Director

Former President of Content and TV Network Distribution of Comcast and NBCUniversal

Maria Garrido
Independent Director

Sr. Vice President Brand Management at Vivendi Group

Strong Suite of Formal Advisors

Steven Bornstein

Former CEO of ESPN and NFL Network

Jason Flom

CEO of Lava Records

Chris McGurk

Former CEO of MGM and Universal Pictures

Roger Werner

Former CEO and President of ESPN and Speedvision

Jules Haimovitz

Former President of Viacom and founder of Showtime

Key Indicators Seeing Momentum

Festivals & Live Streams

2B+
Audio listens since 1/1/2020

1,800
Artists Streamed since 1/1/2020

140
Livestreamed Music Events since 1/1/2020

Reach & Platform

179+
Countries Reached by Live Music Streaming

300M
people reached via 24-hour OTT streaming channel

1M
Paid Subscribers (12/31/2020)

Original Content

519+
Hours of Live Music (QTD)

Platforms

O&O	TikTok
Facebook	Twitter
YouTube	Daily Motion
Twitch	STIRR

Podcasting
over 235 shows and produces over 350 podcast episodes per week



LIVEXLIVE

NASDAQ: LIVX | IR@LIVEXLIVE.COM